================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 2-57689) UNDER THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 49
                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 53

                         VANGUARD MUNICIPAL BOND FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
          ON FEBRUARY 28, 2003, PURSUANT TO PARAGRAPH (B) OF RULE 485.

================================================================================

                                        VANGUARD(R) MUNCIPAL BOND FUNDS

                           Investor Shares & Admiral Shares -- February 28, 2003

This prospectus
contains financial data
for the Fund through
the fiscal period ended
October 31, 2002.

BOND

PROSPECTUS

                                           Vanguard Tax-Exempt Money Market Fund
                                             Vanguard Short-Term Tax-Exempt Fund
                                           Vanguard Limited-Term Tax-Exempt Fund
                                      Vanguard Intermediate-Term Tax-Exempt Fund
                                              Vanguard Long-Term Tax-Exempt Fund
                                      Vanguard Insured Long-Term Tax-Exempt Fund
                                             Vanguard High-Yield Tax-Exempt Fund

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                       The Vanguard Group(R)

VANGUARD MUNICIPAL BOND FUNDS
Investor and Admiral Shares
Prospectus
February 28, 2003
A Group of Federally Tax-Exempt Mutual Funds
--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
 1 AN INTRODUCTION TO TAX-EXEMPT INVESTING
 2 FUND PROFILES
    2 Vanguard Tax-Exempt Money Market Fund
    5 Vanguard Short-Term Tax-Exempt Fund
    9 Vanguard Limited-Term Tax-Exempt Fund
   13 Vanguard Intermediate-Term Tax-Exempt Fund
   17 Vanguard Long-Term Tax-Exempt Fund
   21 Vanguard Insured Long-Term Tax-Exempt Fund
   25 Vanguard High-Yield Tax-Exempt Fund
29 MORE ON THE FUNDS
35 THE FUNDS AND VANGUARD
36 INVESTMENT ADVISER
37 DIVIDENDS, CAPITAL GAINS, AND TAXES
39 SHARE PRICE
39 FINANCIAL HIGHLIGHTS
47 INVESTING WITH VANGUARD
   47 Buying Shares
   49 Converting Shares
   50 Redeeming Shares
   52 Exchanging Shares
   53 Other Rules You Should Know
   56 Fund and Account Updates
   57 Contacting Vanguard
GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

Each Fund (except the Money Market Fund) offers two separate  classes of shares:
Investor Shares and Admiral Shares. This prospectus offers Investor Shares for all the Funds as well as Admiral Shares for six of the Funds.

Please note that Admiral Shares are NOT available to accounts maintained by financial intermediaries, except in limited circumstances.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

1

AN INTRODUCTION TO TAX-EXEMPT INVESTING

WHAT ARE MUNICIPAL BOND FUNDS?

Municipal bond funds invest primarily in interest-bearing securities issued by state and local governments to support their needs or to finance public projects. A municipal bond--like a bond issued by a corporation or the U.S. government--obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically and to repay the principal value of the bond on a specific maturity date. Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. In some cases, the interest you receive may be subject to the alternative minimum tax.

TAXABLE VERSUS TAX-EXEMPT FUNDS

Yields on tax-exempt bonds--such as some municipal bonds--are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.
     To determine whether a tax-exempt fund--such as one of the Vanguard Municipal Bond Funds--makes sense for you, compute the tax-exempt fund's taxable equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.
     To compute the taxable equivalent yield, divide the fund's tax-exempt yield by the difference between 100% and your federal tax bracket. For example, if you are in the 35% tax bracket, and can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 7.69% (5% divided by 65% [100%-35%]).
     In this example, you would choose the tax-exempt fund if its taxable equivalent yield of 7.69% were greater than the yield of a similar, though taxable, investment.
     Remember that we have used an assumed tax bracket in this example. Make sure to verify your actual tax bracket before calculating taxable equivalent yields of your own.

     THERE'S NO GUARANTEE THAT ALL OF A TAX-EXEMPT FUND'S INCOME WILL REMAIN EXEMPT FROM FEDERAL OR STATE INCOME TAXES. INCOME FROM MUNICIPAL BONDS HELD BY A FUND COULD BE DECLARED TAXABLE BECAUSE OF UNFAVORABLE CHANGES IN TAX LAWS, ADVERSE INTERPRETATIONS BY THE INTERNAL REVENUE SERVICE (IRS) OR STATE TAX AUTHORITIES, OR NONCOMPLIANT CONDUCT OF A BOND ISSUER.

     On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

2

FUND PROFILE-- VANGUARD(R) TAX-EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide high current income that is exempt from federal personal income taxes, while maintaining a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Fund invests in a variety of high-quality short-term municipal securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit- quality categories. The Fund invests in securities with an effective maturity of 13 months or less, and seeks to maintain a dollar-weighted average maturity of 90 days or less. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed as a low-risk investment; however, the Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for money market funds, so investors should expect the Fund's monthly income to fluctuate.
- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner. Credit risk should be very low for the Fund because it invests in only high-quality securities.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

     AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of an average tax-exempt money market fund. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

3

      ----------------------------------------------------
                        ANNUAL TOTAL RETURNS
      ----------------------------------------------------
                [BAR CHART - SCALE -20% to 40%]
                        1993 -- 2.41
                        1994 -- 2.75
                        1995 -- 3.75
                        1996 -- 3.38
                        1997 -- 3.54
                        1998 -- 3.34
                        1999 -- 3.16
                        2000 -- 4.01
                        2001 -- 2.72
                        2002 -- 1.40
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 1.05% (quarter ended December 31, 2000), and the lowest return for a quarter was 0.34% (quarter ended December 31, 2002).

      ----------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
      ----------------------------------------------------------------------
                                              1 YEAR     5 YEARS    10 YEARS
      ----------------------------------------------------------------------
      Vanguard Tax-Exempt Money Market Fund    1.40%       2.92%       3.04%
      Average Tax-Exempt Money Market Fund*    0.86        2.43        2.58
      ----------------------------------------------------------------------
      *Derived from data provided by Lipper Inc.
      ----------------------------------------------------------------------

     If you would like to know the current annualized 7-day yield for the Fund, please visit our website at www.vanguard.com or call Vanguard's Investor Information Department at 1-800-662-7447 (SHIP).

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2002.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                     None
      Purchase Fee:                                                 None
      Sales Charge (Load) Imposed on Reinvested Dividends:          None
      Redemption Fee:                                               None*

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                         0.15%
      12b-1 Distribution Fee:                                       None
      Other Expenses:                                              0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                       0.17%

      *A $5 fee applies to wire redemptions under $5,000.

4

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $17         $55        $96          $217
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS                                 MINIMUM INITIAL INVESTMENT
Declared daily and distributed on the     $3,000; $1,000 for most custodial
first business day of each month          accounts for minors

INVESTMENT ADVISER                        NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,    VangMB
since inception
                                          VANGUARD FUND NUMBER
INCEPTION DATE                            45
June 10, 1980
                                          CUSIP NUMBER
NET ASSETS AS OF OCTOBER 31, 2002         922907506
$10.9 billion
                                          TICKER SYMBOL
SUITABLE FOR IRAS                         VMSXX
No
--------------------------------------------------------------------------------

5

FUND PROFILE-- VANGUARD(R) SHORT-TERM TAX-EXEMPT FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide high current income that is exempt from federal personal income taxes and to preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund holds securities with effective maturities of 5 years or less and is expected to maintain a dollar-weighted average nominal maturity of 1 to 2 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of longer-term bonds.
- Call risk, which is the chance that during periods of falling interest rates issuers will call--or repay--higher-yielding bonds before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates. Call risk is generally low for short-term bond funds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality. Credit risk is higher for those bonds with lower quality ratings.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.

6

      ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
               [BAR CHART - SCALE -20% to 40%]
                        1993 -- 3.82
                        1994 -- 1.70
                        1995 -- 5.92
                        1996 -- 3.69
                        1997 -- 4.07
                        1998 -- 4.32
                        1999 -- 2.58
                        2000 -- 4.91
                        2001 -- 4.75
                        2002 -- 3.49
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 1.81% (quarter ended March 31, 1995), and the lowest return for a quarter was -0.07% (quarter ended March 31, 1994).
     The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. To calculate the figures that depict the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should keep in mind that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2002
                                               1 YEAR     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM TAX-EXEMPT FUND
 INVESTOR SHARES
 Return Before Taxes                            3.49%       4.00%          3.92%
 Return After Taxes on Distributions            3.49        4.00           3.91
 Return After Taxes on Distributions and
  Sale of Fund Shares                           3.19        3.94           3.89
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM TAX-EXEMPT FUND
 ADMIRAL SHARES*
 Return Before Taxes                            3.54%         --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 3 YEAR MUNICIPAL BOND
 INDEX (reflects no deduction for fees,
 expenses, or taxes)                            6.72%       5.33%          5.22%
--------------------------------------------------------------------------------
*Average annual total returns from February 12, 2001--the inception date of the
 Admiral Shares--through December 31, 2002, were 3.81% for Vanguard Short-Term Tax-Exempt Fund Admiral Shares and 5.96% for the Lehman Brothers 3 Year Municipal Bond Index. (The Index reflects no deduction for fees, expenses, or taxes.)
--------------------------------------------------------------------------------

7

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2002.

                                                        INVESTOR   ADMIRAL
                                                          SHARES    SHARES
                                                          ------    ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None      None
Purchase Fee:                                              None      None
Sales Charge (Load) Imposed on Reinvested Dividends:       None      None
Redemption Fee:                                            None*     None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                      0.15%     0.11%
12b-1 Distribution Fee:                                    None      None
Other Expenses:                                           0.02%     0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                    0.17%     0.12%

*A $5 fee applies to wire redemptions under $5,000.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $17       $55       $96        $217
Admiral Shares         12        39        68         154
---------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

8

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS  AND CAPITAL  GAINS           CONVERSION  FEATURES
Dividends  are  distributed monthly;     Investor  Shares--May be converted to
capital gains, if any, are distributed  Admiral Shares if you meet certain
annually in December.                   account balance and tenure requirements
                                         Admiral Shares--Will be converted to
INVESTMENT ADVISER                      Investor Shares if you are no longer
The Vanguard Group, Valley Forge,       eligible for Admiral Shares
Pa., since inception
                                        NEWSPAPER ABBREVIATION
                                        Investor Shares--MuSht
                                        Admiral Shares--MuShtAdml
INCEPTION DATE
Investor Shares--September 1, 1977      VANGUARD FUND NUMBER
Admiral Shares--February 12, 2001       Investor Shares--41
                                        Admiral Shares--541
NET ASSETS (ALL SHARE CLASSES) AS OF
OCTOBER 31, 2002                        CUSIP NUMBER
$3.5 billion                            Investor Shares--922907100
                                        Admiral Shares--922907803

SUITABLE FOR IRAS                       TICKER SYMBOL
No                                      Investor Shares--VWSTX
                                        Admiral Shares--VWSUX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000
for most custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

9

FUND PROFILE--VANGUARD(R) LIMITED-TERM TAX-EXEMPT FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide high current income that is exempt from federal personal income taxes and to preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average nominal maturity of 2 to 6 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of longer-term bonds.
- Call risk, which is the chance that during periods of falling interest rates issuers will call--or repay--higher-yielding bonds before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates. Call risk is generally low to moderate for limited-term bond funds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality. Credit risk is higher for those bonds with lower quality ratings.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.

10

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                 [BAR CHART - SCALE -20% to 40%]
                        1993 -- 6.31
                        1994 -- 0.07
                        1995 -- 8.57
                        1996 -- 4.08
                        1997 -- 5.10
                        1998 -- 5.12
                        1999 -- 1.47
                        2000 -- 6.35
                        2001 -- 5.58
                        2002 -- 6.31
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 2.97% (quarter ended March 31, 1995), and the lowest return for a quarter was -1.17% (quarter ended March 31, 1994).
     The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. To calculate the figures that depict the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should keep in mind that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2002
                                               1 YEAR     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VANGUARD LIMITED-TERM TAX-EXEMPT FUND
 INVESTOR SHARES
 Return Before Taxes                            6.31%       4.95%          4.87%
 Return After Taxes on Distributions            6.31        4.95           4.86
 Return After Taxes on Distributions and
  Sale of Fund Shares                           5.37        4.82           4.78
--------------------------------------------------------------------------------
VANGUARD LIMITED-TERM TAX-EXEMPT FUND
 ADMIRAL SHARES*
 Return Before Taxes                            6.37%         --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 3 YEAR MUNICIPAL BOND
 INDEX (reflects no deduction for fees,
 expenses, or taxes)                            6.72%       5.33%          5.22%
--------------------------------------------------------------------------------
*Average annual total returns from February 12, 2001--the inception date of the
 Admiral Shares--through December 31, 2002, were 5.36% for Vanguard Limited-Term Tax-Exempt Fund Admiral Shares and 5.96% for the Lehman Brothers 3 Year Municipal Bond Index. (The Index reflects no deduction for fees, expenses, or taxes.)
--------------------------------------------------------------------------------

11

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2002.

                                                        INVESTOR   ADMIRAL
                                                          SHARES    SHARES
                                                          ------    ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None      None
Purchase Fee:                                              None      None
Sales Charge (Load) Imposed on Reinvested Dividends:       None      None
Redemption Fee:                                            None*     None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                      0.15%     0.11%
12b-1 Distribution Fee:                                    None      None
Other Expenses:                                           0.02%     0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                    0.17%     0.12%

*A $5 fee applies to wire redemptions under $5,000.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $17       $55       $96        $217
Admiral Shares         12        39        68         154
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

12

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet certain
distributed annually in December.     account balance and tenure requirements
                                       Admiral Shares--Will be converted to
INVESTMENT ADVISER                    Investor Shares if you are no longer
The Vanguard Group, Valley Forge,     eligible for Admiral Shares
Pa.,
since inception                       NEWSPAPER ABBREVIATION
                                      Investor Shares--MuLtd
INCEPTION DATE                        Admiral Shares--MultdAdml
Investor Shares--August 31, 1987
Admiral Shares--February 12, 2001     VANGUARD FUND NUMBER
                                      Investor Shares--31
NET ASSETS (ALL SHARE CLASSES) AS OF  Admiral Shares--531
OCTOBER 31, 2002
$5.1 billion                          CUSIP NUMBER
                                      Investor Shares--922907704
SUITABLE FOR IRAS                     Admiral Shares--922907886
No
                                      TICKER SYMBOL
MINIMUM INITIAL INVESTMENT            Investor Shares--VMLTX
 Investor Shares--$3,000; $1,000 for  Admiral Shares--VMLUX
most custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

13

FUND PROFILE-- VANGUARD(R) INTERMEDIATE-TERM TAX-EXEMPT FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide high current income that is exempt from federal personal income taxes and to preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average nominal maturity of 6 to 12 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
- Call risk, which is the chance that during periods of falling interest rates issuers will call--or repay--higher-yielding bonds before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates. Call risk is generally moderate for intermediate-term bond funds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality. Credit risk is higher for those bonds with lower quality ratings.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.

14

      ----------------------------------------------------
                ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                 [BAR CHART - SCALE -20% to 40%]
                        1993 -- 11.55
                        1994 -- -2.12
                        1995 -- 13.65
                        1996 --  4.20
                        1997 --  7.08
                        1998 --  5.76
                        1999 -- -0.50
                        2000 --  9.24
                        2001 --  5.05
                        2002 --  7.91
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.26% (quarter ended March 31, 1995), and the lowest return for a quarter was -3.21% (quarter ended March 31, 1994).
     The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. To calculate the figures that depict the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should keep in mind that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2002
                                               1 YEAR     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND
 INVESTOR SHARES
 Return Before Taxes                            7.91%       5.44%          6.08%
 Return After Taxes on Distributions            7.85        5.41           5.99
 Return After Taxes on Distributions and
  Sale of Fund Shares                           6.70        5.33           5.88
--------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND
 ADMIRAL SHARES*
 Return Before Taxes                            7.97%         --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 7 YEAR MUNICIPAL BOND
 INDEX (reflects no deduction for fees,
 expenses, or taxes)                           10.35%       6.07%          6.34%
--------------------------------------------------------------------------------
*Average annual total returns from February 12, 2001--the inception date of the
 Admiral Shares--through December 31, 2002, were 5.91% for Vanguard Intermediate -Term Tax-Exempt Fund Admiral Shares and 7.03% for the Lehman Brothers 7 Year Municipal Bond Index. (The Index reflects no deduction for fees, expenses, or taxes.)
--------------------------------------------------------------------------------

15

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2002.

                                                        INVESTOR   ADMIRAL
                                                          SHARES    SHARES
                                                          ------    ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None      None
Purchase Fee:                                              None      None
Sales Charge (Load) Imposed on Reinvested Dividends:       None      None
Redemption Fee:                                            None*     None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                      0.15%     0.11%
12b-1 Distribution Fee:                                    None      None
Other Expenses:                                           0.02%     0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                    0.17%     0.12%

*A $5 fee applies to wire redemptions under $5,000.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $17       $55       $96        $217
Admiral Shares         12        39        68         154
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

16

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet certain
distributed annually in December.     account balance and tenure requirements
                                       Admiral Shares--Will be converted to
INVESTMENT ADVISER                    Investor Shares if you are no longer
The Vanguard Group, Valley Forge,     eligible for Admiral Shares
Pa., since inception
                                      NEWSPAPER ABBREVIATION
                                      Investor Shares--MuInt
INCEPTION DATE                        Admiral Shares--MuIntAdml
Investor Shares--September 1, 1977
Admiral Shares--February 12, 2001     VANGUARD FUND NUMBER
                                      Investor Shares--42
NET ASSETS (ALL SHARE CLASSES) AS OF  Admiral Shares--542
OCTOBER 31, 2002
$11.7 billion                         CUSIP NUMBER
                                      Investor Shares--922907209
SUITABLE FOR IRAS                     Admiral Shares--922907878
No
                                      TICKER SYMBOL
MINIMUM INITIAL INVESTMENT            Investor Shares--VWITX
 Investor Shares--$3,000; $1,000 for  Admiral Shares--VWIUX
most custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

17

FUND PROFILE-- VANGUARD(R) LONG-TERM TAX-EXEMPT FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide high current income that is exempt from federal personal income taxes and to preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average nominal maturity of 12 to 25 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc., or AAA, AA, and A for Standard & Poor's). No more than 20% of the Fund's assets may be invested in bonds rated Baa (by Moody's) or BBB (by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for long-term bond funds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds.
- Call risk, which is the chance that during periods of falling interest rates issuers will call--or repay--higher-yielding bonds before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates. Call risk is generally high for long-term bond funds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality. Credit risk is higher for those bonds with lower quality ratings.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.

18

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                  [BAR CHART - SCALE -20% to 40%]
                        1993 -- 13.45
                        1994 -- -5.75
                        1995 -- 18.72
                        1996 --  4.41
                        1997 --  9.29
                        1998 --  6.02
                        1999 -- -3.53
                        2000 -- 13.32
                        2001 --  4.54
                        2002 -- 10.11
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.60% (quarter ended March 31, 1995), and the lowest return for a quarter was -5.99% (quarter ended March 31, 1994).
     The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. To calculate the figures that depict the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should keep in mind that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2002
                                               1 YEAR     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VANGUARD LONG-TERM TAX-EXEMPT FUND
 INVESTOR SHARES
 Return Before Taxes                           10.11%       5.94%          6.81%
 Return After Taxes on Distributions           10.04        5.87           6.65
 Return After Taxes on Distributions and
  Sale of Fund Shares                           8.25        5.78           6.52
--------------------------------------------------------------------------------
VANGUARD LONG-TERM TAX-EXEMPT FUND
 ADMIRAL SHARES*
 Return Before Taxes                           10.18%         --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND
 INDEX (reflects no deduction for fees,
 expenses, or taxes)                            9.60%       6.06%          6.71%
--------------------------------------------------------------------------------
*Average annual total returns from February 12, 2001--the inception date of the
 Admiral Shares--through December 31, 2002, were 6.92% for Vanguard Long-Term Tax-Exempt Fund Admiral Shares and 6.96% for the Lehman Brothers Municipal Bond Index. (The Index reflects no deduction for fees, expenses, or taxes.)
--------------------------------------------------------------------------------

19

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2002.

                                                        INVESTOR   ADMIRAL
                                                          SHARES    SHARES
                                                          ------    ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None      None
Purchase Fee:                                              None      None
Sales Charge (Load) Imposed on Reinvested Dividends:       None      None
Redemption Fee:                                            None*     None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                      0.15%     0.11%
12b-1 Distribution Fee:                                    None      None
Other Expenses:                                           0.02%     0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                    0.17%     0.12%

*A $5 fee applies to wire redemptions under $5,000.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $17       $55       $96        $217
Admiral Shares         12        39        68         154
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

20

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet certain
distributed annually in December.     account balance and tenure requirements
                                       Admiral Shares--Will be converted to
INVESTMENT ADVISER                    Investor Shares if you are no longer
The Vanguard Group, Valley Forge,     eligible for Admiral Shares
Pa., since inception
                                      NEWSPAPER ABBREVIATION
                                      Investor Shares--MuLong
INCEPTION DATE                        Admiral Shares--MuLTAdml
Investor Shares--September 1, 1977
Admiral Shares--February 12, 2001     VANGUARD FUND NUMBER
                                      Investor Shares--43
NET ASSETS (ALL SHARE CLASSES) AS OF  Admiral Shares--543
OCTOBER 31, 2002
$2.1 billion                          CUSIP NUMBER
                                      Investor Shares--922907308
SUITABLE FOR IRAS                     Admiral Shares--922907860
No
                                      TICKER SYMBOL
MINIMUM INITIAL INVESTMENT            Investor Shares--VWLTX
 Investor Shares--$3,000; $1,000 for  Admiral Shares--VWLUX
most custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

21

FUND PROFILE--VANGUARD(R) INSURED LONG-TERM TAX-EXEMPT FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide high current income that is exempt from federal personal income taxes and to preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in high-quality municipal bonds that are covered by insurance guaranteeing the timely payment of principal and interest. (This insurance applies only to the bonds in the Fund and not to the Fund's share price or your investment in the Fund.) The remaining 20% of the Fund's assets are invested in municipal bonds rated in the top three credit-rating categories (Aaa, Aa, and A for Moody's Investors Service, Inc. or AAA, AA, and A for Standard & Poor's). Although the Fund has no limitations on the maturity of individual securities, its dollar-weighted average nominal maturity is expected to be between 12 and 25 years. For more information about insurance, see "A Note About Insurance" under MORE ON THE FUNDS.

ALTHOUGH THE INTEREST AND PRINCIPAL PAYMENTS FOR AT LEAST 80% OF THE BONDS IN THE FUND ARE GUARANTEED BY INSURANCE COMPANIES, THE VALUES OF THE BONDS THEMSELVES ARE NOT GUARANTEED.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for long-term bond funds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds.
- Call risk, which is the chance that during periods of falling interest rates issuers will call--or repay--higher-yielding bonds before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates. Call risk is generally high for long-term bond funds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be very low for the Fund because it invests mainly in bonds that are insured against default or are considered high-quality.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.

22

      ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                [BAR CHART - SCALE -20% to 40%]
                        1993 -- 13.09
                        1994 -- -5.58
                        1995 -- 18.60
                        1996 --  4.02
                        1997 --  8.65
                        1998 --  6.13
                        1999 -- -2.91
                        2000 -- 13.61
                        2001 --  4.30
                        2002 -- 10.03
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.94% (quarter ended March 31, 1995), and the lowest return for a quarter was -6.03% (quarter ended March 31, 1994).
     The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. To calculate the figures that depict the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should keep in mind that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2002
                                               1 YEAR     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VANGUARD INSURED LONG-TERM TAX-EXEMPT FUND
 INVESTOR SHARES
 Return Before Taxes                           10.03%       6.08%          6.76%
 Return After Taxes on Distributions            9.92        6.00           6.58
 Return After Taxes on Distributions and
  Sale of Fund Shares                           8.21        5.88           6.47
--------------------------------------------------------------------------------
VANGUARD INSURED LONG-TERM TAX-EXEMPT FUND
 ADMIRAL SHARES*
 Return Before Taxes                           10.09%         --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND
 INDEX (reflects no deduction for fees,
 expenses, or taxes)                            9.60%       6.06%          6.71%
--------------------------------------------------------------------------------
*Average annual total returns from February 12, 2001--the inception date of the
 Admiral Shares--through December 31, 2002, were 6.86% for Vanguard Insured Long-Term Tax-Exempt Fund Admiral Shares and 6.96% for the Lehman Brothers Municipal Bond Index. (The Index reflects no deduction for fees, expenses, or taxes.)
--------------------------------------------------------------------------------

23

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2002.

                                                        INVESTOR   ADMIRAL
                                                          SHARES    SHARES
                                                          ------    ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None      None
Purchase Fee:                                              None      None
Sales Charge (Load) Imposed on Reinvested Dividends:       None      None
Redemption Fee:                                            None*     None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                      0.16%     0.11%
12b-1 Distribution Fee:                                    None      None
Other Expenses:                                           0.02%     0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                    0.18%     0.12%

*A $5 fee applies to wire redemptions under $5,000.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $18       $58      $101        $230
Admiral Shares         12        39        68         154
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

24

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet certain
distributed annually in December.     account balance and tenure requirements
                                       Admiral Shares--Will be converted to
INVESTMENT ADVISER                    Investor Shares if you are no longer
The Vanguard Group, Valley Forge,     eligible for Admiral Shares
Pa., since inception
                                      NEWSPAPER ABBREVIATION
                                      Investor Shares--MuInlg
INCEPTION DATE                        Admiral Shares--MuInItAdml
Investor Shares--September 30, 1984
Admiral Shares--February 12, 2001     VANGUARD FUND NUMBER
                                      Investor Shares--58
NET ASSETS (ALL SHARE CLASSES) AS OF  Admiral Shares--558
OCTOBER 31, 2002
$2.9 billion                          CUSIP NUMBER
                                      Investor Shares--922907605
SUITABLE FOR IRAS                     Admiral Shares--922907852
No
                                      TICKER SYMBOL
MINIMUM INITIAL INVESTMENT            Investor Shares--VILPX
 Investor Shares--$3,000; $1,000 for  Admiral Shares--VILQX
most custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

25

FUND PROFILE--VANGUARD(R) HIGH-YIELD TAX-EXEMPT FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide high current income that is exempt from federal personal income taxes and to preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in investment-grade municipal bonds, with ratings of Baa or higher (by Moody's) or BBB or higher(by Standard & Poor's), and up to 20% in bonds that are rated less than Baa or BBB or are unrated. For more information on credit quality, see "Market Exposure" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be moderate for the Fund because it invests a portion of its assets in low quality bonds.
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for long-term bond funds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds.
- Call risk, which is the chance that during periods of falling interest rates issuers will call--or repay--higher-yielding bonds before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates. Call risk is generally high for high-yield bond funds.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.

26

      ----------------------------------------------------
             ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                [BAR CHART - SCALE -20% to 40%]
                        1993 -- 12.66
                        1994 -- -5.06
                        1995 -- 18.13
                        1996 --  4.46
                        1997 --  9.24
                        1998 --  6.45
                        1999 -- -3.38
                        2000 -- 10.73
                        2001 --  5.34
                        2002 --  7.30
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.83% (quarter ended March 31, 1995), and the lowest return for a quarter was -5.11% (quarter ended March 31, 1994).
     The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. To calculate the figures that depict the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should keep in mind that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2002
                                               1 YEAR     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VANGUARD HIGH-YIELD TAX-EXEMPT FUND
 INVESTOR SHARES
 Return Before Taxes                            7.30%       5.18%          6.38%
 Return After Taxes on Distributions            7.30        5.15           6.24
 Return After Taxes on Distributions and
  Sale of Fund Shares                           6.59        5.22           6.22
--------------------------------------------------------------------------------
VANGUARD HIGH-YIELD TAX-EXEMPT FUND
 ADMIRAL SHARES*
 Return Before Taxes                            7.36%         --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND
 INDEX (reflects no deduction for fees,
 expenses, or taxes)                            9.60%       6.06%          6.71%
--------------------------------------------------------------------------------
*Average annual total returns from November 12, 2001--the inception date of the
 Admiral Shares--through December 31, 2002, were 4.52% for Vanguard High-Yield Tax-Exempt Fund Admiral Shares and 6.09% for the Lehman Brothers Municipal Bond Index. (The Index reflects no deduction for fees, expenses, or taxes.)
--------------------------------------------------------------------------------

27

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2002.

                                                        INVESTOR   ADMIRAL
                                                          SHARES    SHARES
                                                          ------    ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None      None
Purchase Fee:                                              None      None
Sales Charge (Load) Imposed on Reinvested Dividends:       None      None
Redemption Fee:                                            None*     None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                      0.15%     0.11%
12b-1 Distribution Fee:                                    None      None
Other Expenses:                                           0.02%     0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                    0.17%     0.12%

*A $5 fee applies to wire redemptions under $5,000.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $17       $55       $96        $217
Admiral Shares         12        39        68         154
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

28

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed monthly;     Investor Shares--May be converted to
capital gains, if any, are            Admiral Shares if you meet certain
distributed annually in December.     account balance and tenure requirements
                                       Admiral Shares--Will be converted to
INVESTMENT ADVISER                    Investor Shares if you are no longer
The Vanguard Group, Valley Forge,     eligible for Admiral Shares
Pa., since inception
                                      NEWSPAPER ABBREVIATION
                                      Investor Shares--MuHY
INCEPTION DATE                        Admiral Shares--MuHYAdml
Investor Shares--December 27, 1978
Admiral Shares--November 12, 2001     VANGUARD FUND NUMBER
                                      Investor Shares--44
NET ASSETS (INVESTOR SHARES) AS OF    Admiral Shares--5044
OCTOBER 31, 2002
$3.9 billion                          CUSIP NUMBER
                                      Investor Shares--922907407
SUITABLE FOR IRAS                     Admiral Shares--922907845
No
                                      TICKER SYMBOL
MINIMUM INITIAL INVESTMENT            Investor Shares--VWAHX
 Investor Shares--$3,000; $1,000 for  Admiral Shares--VWALX
most custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

29

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Insured Long-Term Tax-Exempt Fund's policy of investing at least 80% of its assets in securities whose principal and interest payments are guaranteed by insurance may only be changed upon 60 days' notice to shareholders.

MARKET EXPOSURE
The Funds invest mainly in state and local municipal securities that provide tax-exempt income. As a result, they are subject to certain risks.

[FLAG] EACH FUND IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE ONCE RATES FALL, THE FUND MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY GREATEST FOR SHORT-TERM BOND FUNDS AND LEAST FOR LONG-TERM BOND FUNDS.

     Changes in interest rates can affect bond prices as well as bond income.

[FLAG] EACH FUND IS SUBJECT TO  INTEREST  RATE  RISK,  WHICH IS THE CHANCE  THAT
     SECURITIES' PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE NEGLIGIBLE FOR MONEY MARKET FUNDS, LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

30

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three noncallable bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                             VALUE OF A $1,000 BOND*
--------------------------------------------------------------------------------
                             AFTER A 1%   AFTER A 1%    AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE     DECREASE      INCREASE      DECREASE
--------------------------------------------------------------------------------
Short-Term (2.5 years)             $978       $1,023          $956        $1,046
Intermediate-Term (10 years)        932        1,074           870         1,156
Long-Term (20 years)                901        1,116           816         1,251
--------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the municipal bond market as a whole or any Fund in particular.
     While falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors--bond calls.

[FLAG] BECAUSE EACH FUND INVESTS IN SECURITIES THAT ARE CALLABLE,  IT IS SUBJECT
     TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES ISSUERS WILL CALL--OR REPAY--HIGHER-YIELDING SECURITIES BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES.

     Call risk is generally negligible for money market securities, low for short-term bonds, moderate for intermediate-term bonds, and high for long-term and high-yield bonds. The greater the call risk, the greater the chance for a decline in income and the potential for taxable capital gains.

31

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bondholder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with low coupons, which make them less likely to be called.
--------------------------------------------------------------------------------

[FLAG] EACH FUND IS SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the adviser's analysis.
--------------------------------------------------------------------------------

     To help you distinguish among the Funds and their various risks, a summary table is provided below.

---------------------------------------------------------------
                               RISKS OF THE FUNDS
                   --------------------------------------------
                      INCOME    INTEREST        CALL     CREDIT
TAX-EXEMPT FUND         RISK   RATE RISK        RISK       RISK
---------------------------------------------------------------
Money Market            High  Negligible  Negligible   Very Low
Short-Term              High         Low         Low        Low
Limited-Term            High         Low         Low        Low
Intermediate-Term   Moderate    Moderate    Moderate        Low
Long-Term                Low        High        High        Low
Insured Long-Term        Low        High        High   Very Low
High-Yield               Low        High        High   Moderate
---------------------------------------------------------------

     Credit risk should be very low for the Insured Long-Term Tax-Exempt Fund and the Tax-Exempt Money Market Fund; low for the Short-Term, Limited-Term, Intermediate-Term, and Long-Term Tax-Exempt Funds; and moderate for the High-Yield Tax-Exempt Fund.

32

     The following table shows the dollar-weighted average credit quality of each Fund's holdings, as rated by Standard & Poor's Corporation as of October 31, 2002.

-----------------------------------------
TAX-EXEMPT FUND           AVERAGE QUALITY
-----------------------------------------
Money Market                        MIG-1
Short-Term                            AA+
Limited-Term                          AA+
Intermediate-Term                     AA+
Long-Term                             AA+
Insured Long-Term                     AAA
High-Yield                             A+
-----------------------------------------

     The Funds try to minimize credit risk by purchasing a wide selection of municipal securities. As a result, there is less chance that a Fund will be seriously affected by a particular bond issuer's failure to pay either interest or principal.
     Up to 20% of each Fund may be invested in securities that are subject to the alternative minimum tax (AMT).

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             ALTERNATIVE MINIMUM TAX

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax (AMT)--a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, a very limited number of taxpayers who have many tax deductions may have to pay AMT on the income from bonds considered "tax-preference items."
--------------------------------------------------------------------------------

SECURITY SELECTION
The Vanguard Group, adviser to the Funds, uses a "top-down" investment management approach. This means that the adviser sets, and periodically adjusts, a duration target for each Fund based upon expectations about the direction of interest rates and other economic factors. The adviser then buys and sells securities to achieve the greatest relative value within each Fund's targeted duration. As a matter of fundamental policy, each Fund will invest at least 80% of its assets in tax-exempt municipal bonds under normal market conditions.

[FLAG] EACH FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISER WILL DO A POOR JOB OF SELECTING SECURITIES.

33

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in municipal securities, each Fund may make certain other kinds of investments to achieve its objective.
     Each Fund may purchase tax-exempt securities on a "when-issued" basis. With "when-issued" securities, the Fund agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.

[FLAG] EACH FUND MAY INVEST,  TO A LIMITED EXTENT,  IN DERIVATIVES.  DERIVATIVES
     MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

     The Tax-Exempt Money Market Fund may invest in partnership and grantor trust-type derivatives. Ownership of derivative securities allows the purchaser to receive principal and interest payments on underlying municipal bonds or municipal notes. There are many types of derivatives, including those in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula.
     The Tax-Exempt Money Market Fund intends to use derivatives to increase diversification while maintaining the Fund's quality standards. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Fund's shareholders to lose money or receive taxable income. However, the Fund will invest in derivatives only when these securities are judged consistent with the Fund's objective of maintaining a stable $1 share price and producing high current tax-exempt income.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives (such as exchange-traded futures and options on securities, commodities, or indexes) have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The Funds (other than the Tax-Exempt Money Market Fund) may invest in bond (interest rate) futures and options contracts, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Funds will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. Each Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets.

34

     The reasons for which a Fund may invest in futures include:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

TEMPORARY INVESTMENT MEASURES
Each Fund (other than the Tax-Exempt Money Market Fund) may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. Such extraordinary conditions could include a temporary decline in the availability of municipal obligations. By temporarily departing from its normal investment policies, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

A NOTE ABOUT INSURANCE
At least 80% of the Insured Long-Term Tax-Exempt Fund's assets are invested in municipal bonds whose principal and interest payments are guaranteed by a top-rated private insurance company at the time of purchase. This insurance coverage may take one of several forms:
- A new-issue insurance policy, which is purchased by a bond issuer at the time the security is issued. This insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.
- A mutual fund insurance policy, which is purchased by a fund and used to guarantee specific bonds only while held by the fund. The annual premiums for such a policy may reduce a fund's current yield.
- A secondary market insurance policy, which is purchased by a bond investor after the bond has been issued and insures the bond until its maturity date.
     Typically, an insured municipal bond will be covered by only one of the three types of policies. For instance, if a bond is covered by a new-issue insurance policy or a secondary market insurance policy, the security will probably not be insured under a mutual fund insurance policy.
     The remaining 20% of the Insured Long-Term Tax-Exempt Fund's assets may be invested in municipal securities with a minimum quality rating of A by a Nationally Recognized Statistical Rating Organization or equivalent rating firm.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

35

- Each Vanguard fund (other than the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
- Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                CASH INVESTMENTS

With mutual funds, holding cash investments--"cash"--does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to cash.
Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisers to hold up to 20% or more of a fund's assets in cash investments.
--------------------------------------------------------------------------------

TURNOVER RATE
Although the Funds (other than the Tax-Exempt Money Market Fund) normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds (other than the Tax-Exempt Money Market Fund, whose turnover rate is not meaningful because its holdings are so short-term). A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.

THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

36

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Funds' adviser through its Fixed Income Group. As of October 31, 2002, Vanguard served as adviser for about $398 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
     For the fiscal year ended October 31, 2002, the advisory expenses represented an effective annual rate of less than 0.02% of each Fund's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Funds' securities, and to seek to obtain the best available price and most favorable execution for all transactions.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISERS

The managers primarily responsible for overseeing the Funds' investments are:

IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategy since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.

CHRISTOPHER M. RYON, CFA, Principal of Vanguard. He has worked in investment management for Vanguard since 1985 and has managed the Intermediate-Term Tax-Exempt Fund since 1988 and the Long-Term Tax-Exempt Fund since 1996.
Education: B.S., Villanova University; M.B.A., Drexel University.

REID O. SMITH, CFA, Principal of Vanguard. He has worked in investment management since 1984; has managed bond funds since 1989; has been with Vanguard since 1992; and has managed the Insured Long-Term and High-Yield Tax-Exempt Funds since 1996. Education: B.A. and M.B.A., University of Hawaii.

PAMELA WISEHAUPT TYNAN, Principal of Vanguard. She has worked in investment management for Vanguard since 1982 and has managed the Tax-Exempt Money Market Fund since 1988 and the Short-Term and Limited-Term Tax-Exempt Funds since 1996.
Education: B.S., Temple University; M.B.A., St. Joseph's University.
--------------------------------------------------------------------------------

37

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a  shareholder,  you are  entitled  to your  portion of a fund's  income from interest, as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from interest the fund earns from its money market and bond investments. The portion of such dividends that is exempt from federal income tax will be designated as "exempt-interest dividends." Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. A majority of the income dividends you receive from the Funds are expected to be exempt from federal income taxes. In addition, you should be aware of the following basic tax points about tax-exempt mutual funds:
- Distributions of capital gains are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Capital gains distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

38

- Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state's income taxes. Almost all states, however, tax interest earned on municipal securities of other states.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:
-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

39

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share for the Short-Term, Limited-Term, Intermediate-Term, Long-Term, Insured Long-Term, and High-Yield Tax-Exempt Funds is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Tax-Exempt Money Market Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and each Fund does not transact purchase or redemption requests.
     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash, and the instruments held by a money market fund, are valued on the basis of amortized cost.
     When pricing-service information or market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings. Vanguard money market fund yields can be found weekly in the money market fund listings of most major newspapers, separate from the share price listings for other mutual funds.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

40

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Tax-Exempt Money Market Fund as an example. The Fund began fiscal year 2002 with a net asset value (price) of $1.00 per share. During the year, the Fund earned $0.015 per share from investment income (interest). Shareholders received $0.015 per share in the form of dividend distributions.

The earnings ($0.015 per share) minus the distributions ($0.015 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 1.46% for the year.

As of October 31, 2002, the Fund had $10.9 billion in net assets. For the year, its expense ratio was 0.17% ($1.70 per $1,000 of net assets), and its net investment income amounted to 1.45% of its average net assets.
--------------------------------------------------------------------------------

TAX-EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                            -----------------------------------------------------------
                                              2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        .015         .031         .038         .030         .034
 Net Realized and Unrealized Gain (Loss)
   on Investments                               --           --           --           --           --
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations           .015         .031         .038         .030         .034
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.015)       (.031)       (.038)       (.030)       (.034)
 Distributions from Realized Capital Gains      --           --           --           --           --
-------------------------------------------------------------------------------------------------------
   Total Distributions                       (.015)       (.031)       (.038)       (.030)       (.034)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $1.00        $1.00        $1.00        $1.00        $1.00
=======================================================================================================

TOTAL RETURN                                 1.46%        3.15%        3.91%        3.08%        3.44%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)      $10,864       $9,128       $8,214       $7,144       $6,246
 Ratio of Total Expenses to Average
   Net Assets                                0.17%        0.18%        0.18%        0.18%        0.20%
 Ratio of Net Investment Income to Average
   Net Assets                                1.45%        3.08%        3.84%        3.03%        3.37%
=======================================================================================================

41

SHORT-TERM TAX-EXEMPT FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                            ------------------------------------------------------------
                                              2002         2001         2000         1999         1998
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $15.74       $15.50       $15.48       $15.65       $15.58
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        .449         .628         .623         .578         .609
 Net Realized and Unrealized Gain (Loss)
   on Investments                            (.010)        .240         .020        (.164)        .076
--------------------------------------------------------------------------------------------------------
   Total from Investment Operations           .439         .868         .643         .414         .685
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.449)       (.628)       (.623)       (.578)       (.609)
 Distributions from Realized Capital Gains      --           --           --        (.006)       (.006)
--------------------------------------------------------------------------------------------------------
   Total Distributions                       (.449)       (.628)       (.623)       (.584)       (.615)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $15.73       $15.74       $15.50       $15.48       $15.65
========================================================================================================

TOTAL RETURN                                 2.83%        5.70%        4.24%        2.69%        4.49%
========================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $1,943       $1,318       $2,004       $1,893       $1,654
 Ratio of Total Expenses to Average
   Net Assets                                0.17%        0.19%        0.18%        0.18%        0.20%
 Ratio of Net Investment Income to Average
   Net Assets                                2.80%        4.04%        4.03%        3.71%        3.90%
 Turnover Rate                                 53%          47%          45%          56%          36%
========================================================================================================

SHORT-TERM TAX-EXEMPT FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                        YEAR ENDED  FEB. 12* TO
                                                          OCT. 31,     OCT. 31,
                                                              2002         2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $15.74       $15.66
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .457         .448
 Net Realized and Unrealized Gain (Loss) on Investments      (.010)        .080
--------------------------------------------------------------------------------
   Total from Investment Operations                           .447         .528
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (.457)       (.448)
 Distributions from Realized Capital Gains                      --           --
--------------------------------------------------------------------------------
   Total Distributions                                       (.457)       (.448)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $15.73       $15.74
================================================================================

TOTAL RETURN                                                 2.88%        3.42%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $1,601       $1,055
 Ratio of Total Expenses to Average Net Assets               0.12%      0.13%**
 Ratio of Net Investment Income to Average Net Assets        2.86%      3.96%**
 Turnover Rate                                                 53%          47%
================================================================================
 *Inception.
**Annualized.

42

LIMITED-TERM TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                            -----------------------------------------------------------
                                              2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $10.99       $10.64       $10.59       $10.85       $10.74
-------------------------------------------------------------------------------------------------------
 Net Investment Income                        .425         .474         .470         .457         .460
 Net Realized and Unrealized Gain (Loss)
   on Investments                             .010         .350         .050        (.260)        .110
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations           .435         .824         .520         .197         .570
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.425)       (.474)       (.470)       (.457)       (.460)
 Distributions from Realized Capital Gains      --           --           --           --           --
-------------------------------------------------------------------------------------------------------
   Total Distributions                       (.425)       (.474)       (.470)       (.457)       (.460)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $11.00       $10.99       $10.64       $10.59       $10.85
=======================================================================================================

TOTAL RETURN                                 4.05%        7.89%        5.04%        1.83%        5.42%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $2,645       $2,130       $2,775       $2,577       $2,340
 Ratio of Total Expenses to Average
   Net Assets                                0.17%        0.19%        0.18%        0.18%        0.21%
 Ratio of Net Investment Income to Average
   Net Assets                                3.84%        4.40%        4.45%        4.25%        4.27%
 Turnover Rate                                 17%          19%          32%          14%          35%
=======================================================================================================

LIMITED-TERM TAX-EXEMPT FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                        YEAR ENDED  FEB. 12* TO
                                                          OCT. 31,     OCT. 31,
                                                              2002         2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $10.99       $10.87
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .431         .342
 Net Realized and Unrealized Gain (Loss) on Investments       .010         .120
--------------------------------------------------------------------------------
   Total from Investment Operations                           .441         .462
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (.431)       (.342)
 Distributions from Realized Capital Gains                      --           --
--------------------------------------------------------------------------------
   Total Distributions                                       (.431)       (.342)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $11.00       $10.99
================================================================================

TOTAL RETURN                                                 4.10%        4.31%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $2,484       $1,572
 Ratio of Total Expenses to Average Net Assets               0.12%      0.13%**
 Ratio of Net Investment Income to Average Net Assets        3.88%      4.42%**
 Turnover Rate                                                 17%          19%
================================================================================
 *Inception.
**Annualized.

43

INTERMEDIATE-TERM TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                            -----------------------------------------------------------
                                              2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $13.61       $13.05       $12.79       $13.52       $13.35
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        .605         .637         .646         .648         .661
 Net Realized and Unrealized Gain (Loss)
   on Investments                            (.029)        .560         .260       (.695)         .222
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations           .576        1.197         .906       (.047)         .883
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.605)       (.637)       (.646)      (.648)       (.661)
 Distributions from Realized Capital Gains   (.031)          --           --       (.035)       (.052)
-------------------------------------------------------------------------------------------------------
   Total Distributions                       (.636)       (.637)       (.646)      (.683)       (.713)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $13.55       $13.61       $13.05       $12.79       $13.52
=======================================================================================================

TOTAL RETURN                                 4.36%        9.36%        7.28%       -0.40%        6.78%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $7,215       $6,944       $8,553       $8,228       $7,773
 Ratio of Total Expenses to Average
   Net Assets                                0.17%        0.19%        0.18%        0.18%        0.21%
 Ratio of Net Investment Income to Average
   Net Assets                                4.48%        4.77%        5.03%        4.83%        4.93%
 Turnover Rate                                 13%          13%          17%          17%          14%
=======================================================================================================

INTERMEDIATE-TERM TAX-EXEMPT FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                        YEAR ENDED  FEB. 12* TO
                                                          OCT. 31,     OCT. 31,
                                                              2002         2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $13.61       $13.44
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .612         .458
 Net Realized and Unrealized Gain (Loss) on Investments      (.029)        .170
--------------------------------------------------------------------------------
   Total from Investment Operations                           .583         .628
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (.612)       (.458)
 Distributions from Realized Capital Gains                   (.031)          --
--------------------------------------------------------------------------------
   Total Distributions                                       (.643)       (.458)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $13.55       $13.61
================================================================================

TOTAL RETURN                                                 4.41%        4.77%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $4,498       $3,494
 Ratio of Total Expenses to Average Net Assets               0.12%      0.14%**
 Ratio of Net Investment Income to Average Net Assets        4.53%      4.74%**
 Turnover Rate                                                 13%          13%
================================================================================
 *Inception.
**Annualized.

44

LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                            -----------------------------------------------------------
                                              2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $11.38       $10.73       $10.34       $11.39       $11.18
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        .539         .561         .572         .565         .580
 Net Realized and Unrealized Gain (Loss)
   on Investments                             .010         .650         .390        (.935)        .268
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations           .549        1.211         .962        (.370)        .848
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.539)       (.561)       (.572)       (.565)       (.580)
 Distributions from Realized Capital Gains   (.030)          --           --        (.115)       (.058)
-------------------------------------------------------------------------------------------------------
   Total Distributions                       (.569)       (.561)       (.572)       (.680)       (.638)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $11.36       $11.38       $10.73       $10.34       $11.39
=======================================================================================================

TOTAL RETURN                                 5.00%       11.52%        9.58%       -3.45%        7.78%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $1,249       $1,264       $1,649       $1,527       $1,509
 Ratio of Total Expenses to Average
   Net Assets                                0.17%        0.19%        0.19%        0.18%        0.21%
 Ratio of Net Investment Income to Average
   Net Assets                                4.80%        5.07%        5.46%        5.13%        5.13%
 Turnover Rate                                 15%          16%          25%          15%          18%
=======================================================================================================

LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                        YEAR ENDED  FEB. 12* TO
                                                          OCT. 31,     OCT. 31,
                                                              2002         2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $11.38       $11.18
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .545         .403
 Net Realized and Unrealized Gain (Loss) on Investments       .010         .200
--------------------------------------------------------------------------------
   Total from Investment Operations                           .555         .603
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (.545)       (.403)
 Distributions from Realized Capital Gains                   (.030)          --
--------------------------------------------------------------------------------
   Total Distributions                                       (.575)       (.403)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $11.36       $11.38
================================================================================

TOTAL RETURN                                                 5.06%        5.51%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                         $825         $715
 Ratio of Total Expenses to Average Net Assets               0.12%      0.13%**
 Ratio of Net Investment Income to Average Net Assets        4.85%      5.02%**
 Turnover Rate                                                 15%          16%
-------------------------------------------------------------------------------
 *Inception.
**Annualized.

45

INSURED LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                            -----------------------------------------------------------
                                              2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $12.82       $12.14       $11.69       $12.73       $12.51
-------------------------------------------------------------------------------------------------------
 Net Investment Income                        .597         .628         .649         .644         .658
 Net Realized and Unrealized Gain (Loss)
   on Investments                             .110         .680         .450        (.971)        .301
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations           .707        1.308        1.099        (.327)        .959
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.597)       (.628)       (.649)       (.644)       (.658)
 Distributions from Realized Capital Gains   (.080)          --           --        (.069)       (.081)
-------------------------------------------------------------------------------------------------------
   Total Distributions                       (.677)       (.628)       (.649)       (.713)       (.739)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $12.85       $12.82       $12.14       $11.69       $12.73
=======================================================================================================

TOTAL RETURN                                 5.74%       10.99%        9.68%       -2.74%        7.88%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $1,951       $1,940       $2,300       $2,160       $2,235
 Ratio of Total Expenses to Average
   Net Assets                                0.18%        0.19%        0.19%        0.19%        0.20%
 Ratio of Net Investment Income to Average
   Net Assets                                4.72%        5.00%        5.48%        5.20%        5.22%
 Turnover Rate                                 20%          21%          34%          17%          16%
=======================================================================================================

INSURED LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                        YEAR ENDED  FEB. 12* TO
                                                          OCT. 31,     OCT. 31,
                                                              2002         2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $12.82       $12.64
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .604         .452
 Net Realized and Unrealized Gain (Loss) on Investments       .110         .180
--------------------------------------------------------------------------------
   Total from Investment Operations                           .714         .632
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (.604)       (.452)
 Distributions from Realized Capital Gains                   (.080)          --
--------------------------------------------------------------------------------
   Total Distributions                                       (.684)       (.452)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $12.85       $12.82
================================================================================

TOTAL RETURN                                                 5.80%        5.11%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                         $959         $844
 Ratio of Total Expenses to Average Net Assets               0.12%      0.14%**
 Ratio of Net Investment Income to Average Net Assets        4.77%      4.98%**
 Turnover Rate                                                 20%          21%
================================================================================
 *Inception.
**Annualized.

46

HIGH-YIELD TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                            -----------------------------------------------------------
                                              2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $10.72       $10.31       $10.13       $11.06       $10.83
-------------------------------------------------------------------------------------------------------
 Net Investment Income                        .563         .576         .582         .571         .582
 Net Realized and Unrealized Gain (Loss)
   on Investments                            (.180)        .410         .180        (.858)        .282
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations           .383         .986         .762        (.287)        .864
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.563)       (.576)       (.582)       (.571)       (.582)
 Distributions from Realized Capital Gains      --           --           --        (.072)       (.052)
-------------------------------------------------------------------------------------------------------
   Total Distributions                       (.563)       (.576)       (.582)       (.643)       (.634)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.54       $10.72       $10.31       $10.13       $11.06
=======================================================================================================

TOTAL RETURN                                 3.67%        9.77%        7.79%       -2.77%        8.19%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $2,670       $3,627       $3,033       $2,867       $2,704
 Ratio of Total Expenses to Average
   Net Assets                                0.17%        0.19%        0.19%        0.18%        0.20%
 Ratio of Net Investment Income to Average
   Net Assets                                5.30%        5.43%        5.74%        5.33%        5.28%
 Turnover Rate                                 18%          18%          32%          22%          24%
=======================================================================================================

HIGH-YIELD TAX-EXEMPT FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                              NOV. 12, 2001* TO
                                                                  OCT. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.78
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                     .549
 Net Realized and Unrealized Gain (Loss) on Investments                   (.240)
--------------------------------------------------------------------------------
   Total from Investment Operations                                        .309
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                     (.549)
 Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
   Total Distributions                                                    (.549)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $10.54
================================================================================

TOTAL RETURN                                                              2.96%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                    $1,275
 Ratio of Total Expenses to Average Net Assets                          0.12%**
 Ratio of Net Investment Income to Average Net Assets                   5.35%**
 Turnover Rate                                                              18%
-------------------------------------------------------------------------------
 *Inception.
**Annualized.

47

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, Investing Made Easy, provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                               EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail, exchange, or Fund Express; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares). Institutional clients should contact Vanguard for information on special rules that may apply to them.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail, exchange, or Fund Express; $1,000 by wire.

HOW TO BUY SHARES
ONLINE: You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com.
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard(R) fund. See Exchanging Shares and Other Rules You Should Know.

48

BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.
BY FUND EXPRESS(R) (Automatic or Special Purchases): You can purchase shares by electronically transferring money from a previously designated bank account. To establish this option, you must complete a special form or the appropriate section of your account registration.

YOUR PURCHASE PRICE
ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS),  BY EXCHANGE,  OR BY
WIRE: You buy shares at a fund's NAV determined as of your trade date. For all Vanguard funds, purchases received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchases received after that time receive a trade date of the first business day following the date of receipt.
BY CHECK (FOR MONEY MARKET FUNDS ONLY): For check purchases received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchases received after that time, the trade date is the second business day following the date of receipt. Money market instruments can be purchased only with federal funds, and it takes a mutual fund one business day to convert check proceeds into federal funds.
BY FUND EXPRESS: For all Vanguard funds, Fund Express instructions received at Vanguard before the close of regular trading on the Exchange will result in a purchase that occurs on and receives a trade date of the next business day (two business days later for money market funds).

EARNING DIVIDENDS
You begin earning dividends on the next business day after your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to accounts maintained by financial intermediaries, except in limited circumstances.
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.

49

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that will be used by us to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.

CONVERTING SHARES

ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the Fund began issuing Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.

50

TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online. Or you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY WRITING A CHECK: If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.
BY FUND EXPRESS: If you've established the Fund Express option on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. The Fund Express option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

51

EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) if you redeem shares with a same-day wire request before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market
Fund), Eastern time, the shares will stop earning dividends that same day.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^FUND EXPRESS REDEMPTIONS. Proceeds of shares redeemed by Fund Express will be credited to your bank account two business days after your trade date.
^WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. A $5 fee applies to wire redemptions under $5,000. MONEY MARKET FUNDS: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard(R) Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
BOND FUNDS: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

52

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable, or wire your redemption proceeds, to a different person or send the check to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

53

     If you are exchanging into or out of the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, these limits generally are as follows:
- No online or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will not be accepted. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 1 1/2 hours prior to the scheduled close. (For example, if the New York Stock Exchange is scheduled to close at 1 p.m., Eastern time, the cutoff for online and phone exchanges will be 11:30 a.m., Eastern time.)
- No more than two exchanges OUT of a fund may be requested online or by telephone within any 12-month period.

     For ALL OTHER VANGUARD FUNDS, the following limits generally apply:
- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
-    Round trips must be at least 30 days apart.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW

VANGUARD.COM(R)
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.

54

^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m., Eastern time on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Bal anced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, International Explorer Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
-    Ten-digit account number.
-    Complete owner name and address.
-    Primary Social Security or employer identification number.
-    Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, International Explorer Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

55

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
-    The fund name and account number.
-    The amount of the transaction (in dollars, shares, or percent).
-    Authorized signatures, as registered on the account.
-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.
* For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different
     person  or  address.   Call   Vanguard  for  specific   signature-guarantee
     requirements.

ACCOUNTS WITH MORE THAN ONE OWNER
In the case of an account with more than one owner, Vanguard will accept telephone or written instructions from any owner unless all owners specifically instruct us otherwise.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

56

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard(R) STAR(TM) Fund). The fee can be waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS
We will send you a statement confirming the trade date and amount of your transaction when you buy, sell, or exchange shares.

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Municipal Bond Funds will be mailed twice a year, in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the Funds:
-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the adviser.
-    Financial statements with detailed listings of the Funds' holdings.

57

     To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.
     Vanguard can deliver your Fund reports electronically, if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

CONTACTING VANGUARD

ONLINE

VANGUARD.COM
- Your best source of Vanguard news
- For fund, account, and service information
- For most account  transactions
- For literature requests
- 24 hours per day, 7 days per week

VANGUARD  TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check,  exchange,  or wire
- Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739  (CREW)
(Text telephone at 1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
- For Admiral account information
- Formost Admiral transactions
- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
- For information and services for large institutional investors
- Business hours only

58

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about:
 Vanguard Tax-Exempt Money Market Fund--45 (Investor Shares only)
 Vanguard Short-Term Tax-Exempt Fund--41 (Investor Shares) or 541 (Admiral
Shares)
 Vanguard Limited-Term Tax-Exempt Fund--31 (Investor Shares) or 531 (Admiral Shares)
 Vanguard Intermediate-Term Tax-Exempt Fund--42 (Investor Shares) or
542 (Admiral Shares)
 Vanguard Long-Term Tax-Exempt Fund--43 (Investor Shares) or 543 (Admiral
Shares)
 Vanguard Insured Long-Term Tax-Exempt Fund--58 (Investor Shares) or
558 (Admiral Shares)
 Vanguard High-Yield Tax-Exempt Fund--44 (Investor Shares) or 5044 (Admiral Shares)

The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Fund Express, Fund Express, Vanguard Tele-Account, Tele-Account, STAR, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

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

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

GLOSSARY OF INVESTMENT TERMS

ALTERNATIVE MINIMUM TAX (AMT)
A measure designed to ensure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's adviser, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered investment-grade; other bonds may be considered by the adviser to be investment-grade.

MUNICIPAL BOND
A bond issued by a state or local government. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes, and generally exempt from taxes in the state in which the bonds were issued.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Municipal Bond Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file
number: 811-2687

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P095 022003

                                     PART B

                        VANGUARD(R) MUNICIPAL BOND FUNDS
                                  (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2003

This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus (dated February 28, 2003). To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds' Financial Statements as hereby incorporated by reference, please call:

                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447

                                TABLE OF CONTENTS

                                                                 PAGE
DESCRIPTION OF THE TRUST......................................... B-1
INVESTMENT POLICIES.............................................. B-3
PURCHASE OF SHARES...............................................B-13
REDEMPTION OF SHARES.............................................B-13
VALUATION OF SHARES..............................................B-13
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-14
MANAGEMENT OF THE FUNDS..........................................B-15
PORTFOLIO TRANSACTIONS...........................................B-21
CALCULATION OF YIELD.............................................B-22
YIELD AND TOTAL RETURN...........................................B-23
INVESTMENT MANAGEMENT............................................B-27
FINANCIAL STATEMENTS.............................................B-29
DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS.................B-29

                            DESCRIPTION OF THE TRUST

ORGANIZATION

The Trust was organized as Warwick Tax-Exempt Bond Fund, a Maryland corporation, in 1976. In 1984, the Trust was reorganized into a Pennsylvania business trust. The Trust was reorganized as a Maryland corporation again in 1985, and was then reorganized as a Delaware statutory trust in July, 1988. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Municipal Bond Fund, Inc. The Trust is registered with the U.S. Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. It currently offers the following funds and classes of shares:

                                                           SHARE CLASSES
                                                           -------------
FUND                                                 INVESTOR          ADMIRAL
----                                                 --------          -------
Vanguard Tax-Exempt Money Market Fund                    Yes              No
Vanguard Short-Term Tax-Exempt Fund                      Yes              Yes
Vanguard Limited-Term Tax-Exempt Fund                    Yes              Yes
Vanguard Intermediate-Term Tax-Exempt Fund               Yes              Yes
Vanguard Long-Term Tax-Exempt Fund                       Yes              Yes
Vanguard Insured Long-Term Tax-Exempt Fund               Yes              Yes
Vanguard High-Yield Tax-Exempt Fund                      Yes              Yes

                    (EACH, A FUND; COLLECTIVELY, THE FUNDS)

     Each Fund (except the Tax-Exempt Money Market Fund) offers two classes of shares, Investor Shares and Admiral Shares. The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.

SERVICE PROVIDERS

     CUSTODIAN. Wachovia Bank, PA4942, 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets and keeping all necessary accounts and records of each Fund's assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103, serves as the Funds' independent accountants. The accountants audit each Fund's annual financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE FUND'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. Each Fund or class may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund or class. Unless terminated by reorganization or liquidation, each Fund or class will continue indefinitely.

     SHAREHOLDER LIABILITY. The Funds are organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Funds themselves had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of each Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all Fund shareholders according to the number of shares held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders of each Fund are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or Fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the fund's net assets, and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another.

     LIQUIDATION RIGHTS. In the event a Fund is liquidated, shareholders of that Fund will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to that class.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.

     CONVERSION RIGHTS. Shareholders of each Fund (except the Tax-Exempt Money Market Fund) may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Tax-Exempt Money Market Fund's shares.

     REDEMPTION  PROVISIONS.  The Funds' redemption  provisions are described in
their  current   prospectus  and  elsewhere  in  this  Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds' have no sinking fund provisions.

     CALLS OR ASSESSMENT. Each Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Funds must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

Some of the investment policies described below and in the Funds' Prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

     The following policies supplement the investment policies set forth in the Funds' Prospectus.

     80% POLICY. The Insured Long-Term Tax-Exempt Fund will invest at least 80% of its net assets in securities whose principal and interest payments are guaranteed by insurance. This policy may only be changed upon 60 days' notice to shareholders. As a matter of fundamental policy, each Fund will invest 80% of its net assets in tax-exempt securities, including municipal bonds, under normal market conditions. For purposes of these 80% policies, net assets include borrowings for investment purposes.

     BORROWING. A fund's ability to borrow money is limited by its investment policies, by the Investment Company Act of 1940, as amended ("1940 Act"), and by applicable exemptive orders, no-action letters, interpretations and other pronouncements by the Securities and Exchange Commission and its staff ("SEC") and any other any regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund.
According to the SEC, these transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm commitment agreements and standby commitment agreements, engaging in when-issued, delayed delivery and forward commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transaction can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) "covers" the borrowing transaction by maintaining an offsetting financial position or (2) segregates liquid assets (with such liquidity determined by the adviser in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction. A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.

     DEBT SECURITIES -- NON-INVESTMENT GRADE SECURITIES. Non-investment grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by an nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's Corporation) or by independent analysis of a fund's adviser. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

     Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment grade debt securities. The success of a fund's adviser in managing high yield securities is more dependent upon its own credit analysis than is the case with investment grade securities.

     Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment grade securities. Some high yield securities were once rated as investment grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

     The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

     The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Except as otherwise provided in a fund's prospectus, if a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the adviser deems it in the best interest of shareholders.

     DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

     DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates or indices. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indices. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below) and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter ("OTC") market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. There is no assurance that any derivatives strategy used by a fund's adviser will succeed.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.The use of a derivative agreement involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit derivatives can result in losses if a fund's adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices or other economic factors in establishing derivative positions for the fund. If the adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indices) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant ("FCM") when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." Because the exchange of initial and variation margin payments prior to the settlement date will not represent payment in full for a futures contract, a fund's futures transactions can be considered borrowing transactions. A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     An option on a futures contract (or "futures option") conveys the right, but not the obligation, to purchase (in the case of a "call" option) or sell (in the case of a "put" option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. Because the exchange of initial and variation margin payments prior to the expiration date of the option will not represent payment in full for a futures option, a fund's put and call option transactions can be considered borrowing transactions. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Each fund intends to comply with the Rule 4.5 of the Commodity Futures Trading Commission ("CFTC"), under which a mutual fund avoids being deemed a "commodity pool" or a "commodity pool operator" by limiting its use of futures contracts and futures options to "bona fide hedging" transactions (as defined by the CFTC) and by limiting the maximum amount or value of those futures and options transactions that do not constitute bona fide hedging transactions. A fund
will  only  enter  into  futures   contracts  and  futures   options  which  are
standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

     A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

     A fund bears the risk that its adviser will incorrectly predict future market trends. If the adviser attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

     A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breached its agreement with the fund or became insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

     INTERFUND BORROWING AND LENDING. The SEC has issued an exemptive order permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the SEC's exemptive order.

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include securities from a variety of sectors, each of which has unique  risks.  Municipal  Bonds  include,  but are not limited to,  general obligation  bonds,  limited  obligation  bonds,  and  revenue  bonds,  including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility.

     Some Municipal Bonds feature credit enhancements, such as lines of credit, municipal bond insurance and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.

     Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

     Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

     MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment grade, non-investment grade and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. In the case of any unrated Municipal Bonds, the adviser to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner.

     Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

     Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds.

     Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's adviser may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

     OPTIONS. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (i) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or
(ii) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the "size" of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option may be considered a borrowing transaction. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity or even the orderliness of the market for particular options.

     A fund bears the risk that its adviser will not accurately predict future market trends. If the adviser attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

     RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended ("1933 Act"), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, may be sold only to qualified institutional buyers.
Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities-meaning that they could be difficult for a fund to convert to cash if needed. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's adviser monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

     SWAP AGREEMENTS. A swap agreement is an agreement between two parties ("counterparties") to exchange payments at specified dates ("periodic payment dates") on the basis of a specified amount ("notional amount") with the payments calculated with reference to a specified asset, reference rate or index.

     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchange for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

     An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     The use of swap agreements by a fund entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to a fund's limitation on investments in illiquid securities.

     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its adviser will not accurately forecast future market trends or the values of assets, reference rates, indices or other economic factors in establishing swap positions for the fund. If the adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     The use of a swap agreement involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

     TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit;
(2) shares of other investment companies; (3) repurchase agreements; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

     WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS. When-issued, delayed delivery, and forward commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed delivery, and forward commitment transactions may be considered to constitute borrowing transactions. When-issued, delayed delivery, and forward commitment transactions will not be considered to constitute the issuance of a

"senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Funds, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Funds' shares.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     No charge to shareholders is made by a Fund for redemptions except for wire redemptions of under $5,000 which may be charged a maximum fee of $5.00. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by each Fund.

                              VALUATION OF SHARES

VANGUARD SHORT-TERM, LIMITED-TERM, INTERMEDIATE-TERM, LONG-TERM, INSURED LONG-TERM, AND HIGH-YIELD TAX-EXEMPT FUNDS. Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class.

     VANGUARD TAX-EXEMPT MONEY MARKET FUND. The Fund's share price, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding.

     The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although the Funds expect the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

     Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

     It is the policy of the Tax-Exempt Money Market Fund to attempt to maintain an NAV of $1.00 per share for sales and redemptions. The instruments held by the Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if it sold the instrument. Such procedures will include a review of the Fund's holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

     The use of amortized cost and the maintenance of the Tax-Exempt Money Market Fund's NAV at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of shares means the lesser of: (i) shares representing 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net assets.

     BORROWING. Each Fund may not borrow money in excess of 15% of its net assets, and any borrowings by a Fund must comply with all applicable regulatory requirements.

     COMMODITIES. Each Fund may not invest in commodities, except that it may invest in fixed income futures contracts and options on fixed income contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. Each Fund may not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities, or any municipal bond guaranteed by the U.S. Government. The Tax-Exempt Money Market Fund may, however, invest in a single issuer as permitted by the Commission (which currently permits a money market fund to invest up to 25% of its total assets in the highest-quality securities of a single issuer for a period of up to three business days).

     ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% (10% with respect to the Money Market Fund) of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. Each Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

     LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, or through Vanguard's interfund lending program.

     MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     OIL, GAS, MINERALS. Each Fund may not invest in interests in oil, gas, or other mineral exploration or development programs (although the Fund may invest in bonds and money market instruments secured by interests in these programs), except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUT OPTIONS, CALL OPTIONS, STRADDLES, AND SPREADS. Each Fund may not invest in put or call options, or employ straddles or spread strategies, except as permitted by the Fund's investment policies relating to commodities.

     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in municipal bonds secured by real estate and interests therein.

     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

     The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time of purchase, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions.

     None of these limitations prevents a Fund from participating in The Vanguard Group, Inc. (Vanguard). Because the Funds are members of the Group, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                             MANAGEMENT OF THE FUNDS

THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing, and custodian fees.

     Each fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.

     Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At October 31, 2002, each fund had contributed capital to Vanguard representing 0.02% of each Fund's net assets. The total amount contributed by the Funds was $8,067,000, which represented 8.06% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may be called upon to invest 0.40% of its current assets in Vanguard, and (b) there is no other limitation on the dollar amount each Vanguard fund may contribute to Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of Vanguard. The trustees review and approve the amount to be spent annually on distribution activities, and the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

     During the fiscal years ended October 31, 2000, 2001, and 2002, the Funds incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses.

                                        FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                              ENDED         ENDED         ENDED
FUND                                     10/31/2000    10/31/2001    10/31/2002
----                                     ----------    ----------    ----------
Vanguard Tax-Exempt Money Market Fund   $12,787,000   $14,495,000   $14,531,000
Vanguard Short-Term Tax-Exempt Fund       3,280,000     3,441,000     4,013,000
Vanguard Limited-Term Tax-Exempt Fund 4,431,000 5,124,000 5,805,000 Vanguard Intermediate-Term Tax-Exempt
  Fund                                   13,771,000    15,640,000    15,381,000
Vanguard Long-Term Tax-Exempt Fund        2,626,000     2,965,000     2,760,000
Vanguard Insured Long-Term Tax-Exempt
  Fund                                    3,700,000     4,285,000     4,017,000
Vanguard High-Yield Tax-Exempt Fund       4,843,000     5,685,000     5,462,000

     The Funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Funds' management and administrative expenses and are not reflected in these totals.

     INVESTMENT   ADVISORY  SERVICES.   Vanguard  provides  investment  advisory
services to several Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard.

OFFICERS AND TRUSTEES

The officers of the Funds manage their day-to-day operations under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves each Fund until its termination; until the trustee's retirement, resignation, death; or otherwise as specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of each Fund. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                              POSITION(S)          TRUSTEE/         PRINCIPAL OCCUPATION(S)                              OVERSEEN BY
NAME, YEAR OF BIRTH           HELD WITH FUNDS      OFFICER SINCE    DURING THE PAST FIVE YEARS                       TRUSTEE/OFFICER
--------------------          ---------------      -------------    --------------------------                       ---------------
INTERESTED TRUSTEE
John J. Brennan*              Chairman of          May 1987         Chairman of the Board, Chief                                 112
(1954)                        the Board,                            Executive Officer, and Director
                              Chief                                 (Trustee) of The Vanguard Group,
                              Executive                             Inc. and each of the investment
                              Officer and                           companies served by The Vanguard
                              Trustee                               Group, Inc.

INDEPENDENT TRUSTEES
Charles D. Ellis              Trustee              January 2001     The Partners of '63 (pro bono ventures                       112
(1937)                                                              in education); Senior Advisor to Greenwich
                                                                    Associates (international business
                                                                    strategy consulting); Successor Trustee  of
                                                                    Yale University; Overseer of the Stern
                                                                    School of Business at New York University;
                                                                    Trustee of the Whitehead Institute for
                                                                    Biomedical Research.

Rajiv L. Gupta                Trustee              December 2001    Chairman and Chief Executive Officer (since                  112
(1945)                                                              October 1999), Vice Chairman (January-
                                                                    September 1999), and Vice President (prior to
                                                                    September 1999) of Rohm and Haas Co.
                                                                    (chemicals); Director of Technitrol, Inc.
                                                                    (electronic components) and Agere Systems
                                                                    (communication components); Board
                                                                    Member of American Chemistry Council;
                                                                    Trustee of Drexel University.


JoAnn Heffernan               Trustee              July 1998        Vice President, Chief Information                            112
  Heisen                                                            Officer, and Member of the Executive
(1950)                                                              Committee of Johnson & Johnson (pharmaceuticals/
                                                                    consumer products); Director of the Medical
                                                                    Center at Princeton and Women's Research
                                                                    and Education Institute.

Burton G. Malkiel             Trustee              May 1977         Chemical Bank Chairman's Professor of                        110
(1932)                                                              Economics, Princeton University;
                                                                    Director of  Vanguard Investment Series plc
                                                                    (Irish investment fund) since November 2001,
                                                                    Vanguard Group (Ireland) Limited (investment
                                                                    management) since November 2001,
                                                                    Prudential Insurance Co. of America, BKF
                                                                    Capital (investment management), The Jeffrey
                                                                    Co. (holding company), and NeuVis, Inc. (software
                                                                    company).

Alfred M. Rankin, Jr.         Trustee              January 1993     Chairman, President, Chief                                   112
(1941)                                                              Executive Officer, and Director of
                                                                    NACCO Industries, Inc. (forklift
                                                                    trucks/housewares/lignite); Director
                                                                    of Goodrich Corporation (industrial
                                                                    products/aircraft systems and
                                                                    services). Director of the Standard
                                                                    Products Company (supplier for
                                                                    automotive industry) until 1998.

*Officers of the Funds are "Interested Persons" as defined in the 1940 Act.

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                              POSITION(S)          TRUSTEE/         PRINCIPAL OCCUPATION(S)                              OVERSEEN BY
NAME, YEAR OF BIRTH           HELD WITH FUNDS      OFFICER SINCE    DURING THE PAST FIVE YEARS                       TRUSTEE/OFFICER
--------------------          ---------------      -------------    --------------------------                       ---------------
J. Lawrence Wilson            Trustee              April 1985       Retired Chairman and Chief                                   112
(1936)                                                              Executive Officer of Rohm and Haas
                                                                    Co. (chemicals); Director of Cummins
                                                                    Inc. (diesel engines), The Mead Corp.
                                                                    (paper products), and
                                                                    AmerisourceBergen Corp.
                                                                    (pharmaceutical distribution);
                                                                    Trustee of Vanderbilt University.

EXECUTIVE OFFICERS
R. Gregory Barton*            Secretary            June 2001        Managing Director and General                                112
(1951)                                                              Counsel of The Vanguard Group,
                                                                    Inc. (since September 1997);
                                                                    Secretary of The Vanguard Group,
                                                                    Inc. and of each of the investment
                                                                    companies served by The
                                                                    Vanguard Group, Inc. (since June
                                                                    2001); Principal of The Vanguard
                                                                    Group, Inc. (prior to September
                                                                    1997).


Thomas J. Higgins*            Treasurer            July 1998        Principal of The Vanguard Group,                             112
(1957)                                                              Inc.; Treasurer of each of the
                                                                    investment companies served by
                                                                    The Vanguard Group, Inc. (since
                                                                    July 1998).

*Officers of the Funds are "Interested Persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting. During 2001 and 2002, Vanguard paid Greenwich subscription fees amounting to less than $275,000. Vanguard's subscription rates are similar to those of other subscribers.

     Board Committees: Each Fund's board has the following committees:

..    Audit  Committee:  This  committee  oversees the  accounting  and financial reporting policies, the systems of internal controls, and the independent audits of the Funds and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year.

..    Compensation  Committee:  This committee oversees the compensation programs established by the Funds and The Vanguard Group, Inc., for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year.

..    Nominating  Committee:  This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc., and the board of trustees of the Funds (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Funds and of all Vanguard funds served by the trustee as of December 31, 2002. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund

                          VANGUARD MUNICIPAL BOND FUNDS

                                                DOLLAR RANGE      AGGREGATE DOLLAR
                                                OF FUND SHARES    RANGE OF VANGUARD FUND
FUND                    TRUSTEE                 OWNED BY TRUSTEE  SHARES OWNED BY TRUSTEE
----                    -------                 ----------------  -----------------------
VANGUARD HIGH-YIELD
 TAX-EXEMPT FUND        John J. Brennan         None              Over $100,000
                        Charles D. Ellis        None              Over $100,000
                        Rajiv L. Gupta          None              Over $100,000
                        JoAnn Heffernan Heisen  None              Over $100,000
                        Burton G. Malkiel       None              Over $100,000
                        Alfred M. Rankin, Jr.   None              Over $100,000
                        J. Lawrence Wilson      None              Over $100,000

VANGUARD INSURED LONG-TERM
 TAX-EXEMPT FUND        John J. Brennan         None              Over $100,000
                        Charles D. Ellis        None              Over $100,000
                        Rajiv L. Gupta          None              Over $100,000
                        JoAnn Heffernan Heisen  None              Over $100,000
                        Burton G. Malkiel       None              Over $100,000
                        Alfred M. Rankin, Jr.   None              Over $100,000
                        J. Lawrence Wilson      None              Over $100,000

VANGUARD INTERMEDIATE-TERM
 TAX-EXEMPT FUND        John J. Brennan         None              Over $100,000
                        Charles D. Ellis        None              Over $100,000
                        Rajiv L. Gupta          None              Over $100,000
                        JoAnn Heffernan Heisen  None              Over $100,000
                        Burton G. Malkiel       None              Over $100,000
                        Alfred M. Rankin, Jr.   None              Over $100,000
                        J. Lawrence Wilson      Over $100,000     Over $100,000

VANGUARD LIMITED-TERM
 TAX-EXEMPT FUND        John J. Brennan         Over $100,000     Over $100,000
                        Charles D. Ellis        None              Over $100,000
                        Rajiv L. Gupta          None              Over $100,000
                        JoAnn Heffernan Heisen  None              Over $100,000
                        Burton G. Malkiel       None              Over $100,000
                        Alfred M. Rankin, Jr.   None              Over $100,000
                        J. Lawrence Wilson      Over $100,000     Over $100,000

VANGUARD LONG-TERM
 TAX-EXEMPT FUND        John J. Brennan         None              Over $100,000
                        Charles D. Ellis        None              Over $100,000
                        Rajiv L. Gupta          None              Over $100,000
                        JoAnn Heffernan Heisen  None              Over $100,000
                        Burton G. Malkiel       None              Over $100,000
                        Alfred M. Rankin, Jr.   None              Over $100,000
                        J. Lawrence Wilson      None              Over $100,000

VANGUARD SHORT-TERM
 TAX-EXEMPT FUND        John J. Brennan         None              Over $100,000
                        Charles D. Ellis        None              Over $100,000
                        Rajiv L. Gupta          None              Over $100,000
                        JoAnn Heffernan Heisen  None              Over $100,000
                        Burton G. Malkiel       None              Over $100,000
                        Alfred M. Rankin, Jr.   None              Over $100,000
                        J. Lawrence Wilson      None              Over $100,000

                                                DOLLAR RANGE      AGGREGATE DOLLAR
                                                OF FUND SHARES    RANGE OF VANGUARD FUND
FUND                    TRUSTEE                 OWNED BY TRUSTEE  SHARES OWNED BY TRUSTEE
----                    -------                 ----------------  -----------------------
VANGUARD TAX-EXEMPT
 MONEY MARKET FUND      John J. Brennan         None              Over $100,000
                        Charles D. Ellis        None              Over $100,000
                        Rajiv L. Gupta          None              Over $100,000
                        JoAnn Heffernan Heisen  None              Over $100,000
                        Burton G. Malkiel       None              Over $100,000
                        Alfred M. Rankin, Jr.   None              Over $100,000
                        J. Lawrence Wilson      Over $100,000     Over $100,000

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-17), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by Vanguard, not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the funds--in three ways:

..    The  independent  trustees  receive an annual fee for their  service to the funds, which is subject to reduction based on absences from scheduled board meetings.

..    The  independent  trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

..    Upon  retirement  (after  attaining  age 65 and  completing  five  years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                          VANGUARD MUNICIPAL BOND FUNDS
                               COMPENSATION TABLE

                                                       PENSION OR
                                                       RETIREMENT              ACCRUED
                                                         BENEFITS               ANNUAL                    TOTAL
                                 AGGREGATE             ACCRUED AS           RETIREMENT    COMPENSATION FROM ALL
                              COMPENSATION            PART OF THE           BENEFIT AT           VANGUARD FUNDS
TRUSTEE                  FROM THE TRUST(1)    TRUST'S EXPENSES(1)   JANUARY 1, 2002(2)      PAID TO TRUSTEES(3)
-------                  -----------------    -------------------   ------------------      -------------------
John J. Brennan                       None                   None                 None                     None
Charles D. Ellis                    $5,864                    N/A                  N/A                 $108,000
Rajiv L. Gupta(4)                     None                    N/A                  N/A                  108,000
JoAnn Heffernan Heisen               5,864                   $115               $2,992                  108,000
Burton G. Malkiel                    5,891                    443                9,799                  108,000
Alfred M. Rankin, Jr.                5,864                    226                5,000                  108,000
James O. Welch, Jr.(5)               1,412                    111                5,000                     None
J. Lawrence Wilson                   6,678                    328                7,266                  123,000

(1) The amounts shown in this column are based on the Funds' fiscal year ended October 31, 2002.

(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with he month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 112 Vanguard funds (90 in the case of Mr. Gupta and 110 in the case of Mr. Malkiel) for the 2002 calendar year.

(4)  Mr. Gupta joined the Funds' board, effective December 31, 2002.

(5)  Mr. Welch retired from the Funds' board, effective December 31, 2001.

                             PORTFOLIO TRANSACTIONS

     HOW TRANSACTIONS ARE EFFECTED. The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). During the fiscal years ended October 31, 2000, 2001, and 2002, the Funds did not pay any brokerage commissions.

     HOW BROKERS AND DEALERS ARE SELECTED. Vanguard's Fixed Income Group (the Group) chooses brokers or dealers to handle the purchase and sale of the Funds' securities, and is responsible for seeking the best available price and most favorable execution for all transactions. When the Funds purchase a newly issued security at a fixed price, the adviser may designate, subject to obtaining the best available price and most favorable execution, an underwriter who has agreed to rebate or credit to the Funds part of the underwriting fees. Such rebates or credits are used solely to reduce the Funds' management and administrative expenses. Additionally, if more than one broker-dealer or underwriter can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker-dealer or underwriter who, in addition to providing transaction services, will provide research services to the adviser.

     HOW THE REASONABLENESS OF BROKERAGE COMMISSIONS IS EVALUATED. As previously explained, the types of securities that the Funds purchase do not normally involve the payment of brokerage commissions. If any brokerage commissions are paid, however, the Fixed Income Group will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional  investors are paying, based upon publicly available  information;
(c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

     Some securities that are considered for investment by the Funds may also be appropriate for other Vanguard funds or for other clients served by the investment adviser. If such securities are compatible with the investment policies of one of the Funds and one or more clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the adviser and the purchased securities or sale proceeds will be allocated among the participating Vanguard Funds and the other participating clients of the adviser in a manner deemed equitable by the adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.

                    CALCULATION OF YIELD (MONEY MARKET FUND)

The current yield of the Money Market Fund is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Fund by adding 1 to the net change, raising the sum to the 365/7th power, and subtracting 1 from the result.

     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Money Market Fund for the 7-day base period ended October 31, 2002.

Value of account at beginning of period                  $1.00000
Value of same account at end of period*                  $1.00032
Net Change in account value                              $0.00032
Annualized Current Net Yield
  (Net Change x 365/7) / average net asset value            1.65%
Effective Yield
  [(Net Change) + 1]365/7 - 1                               1.68%
Average Weighted Maturity of Investments                  44 days

* Exclusive of any capital changes

     The net asset value of a share of the Money Market Fund is $1.00 and it is not expected to fluctuate. However, the yield of the Fund will fluctuate. The annualization of a week's dividend is not a representation by the Fund as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund, and other factors. Yields are one basis investors may use to analyze the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value, and calculating yield.

                CALCULATION OF YIELD (OTHER FUNDS OF THE TRUST)

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[((A-B)/CD+1)6- 1]

  Where:

          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
          c  = the average daily number of shares outstanding during the period that were entitled to receive dividends
          d  = the maximum offering price per share on the last day of the period

                             YIELD AND TOTAL RETURN

The yield of each Fund for the 30-day period (seven-day period for the Tax-Exempt Money Market Fund) ended October 31, 2002, is set forth below:

                                              SHARE CLASSES
                                              -------------
FUND                                        INVESTOR   ADMIRAL
----                                        --------   -------
Vanguard Tax-Exempt Money Market Fund          1.65%      N/A
Vanguard Short-Term Tax-Exempt Fund            1.89      1.94%
Vanguard Limited-Term Tax-Exempt Fund          2.60      2.65
Vanguard Intermediate-Term Tax-Exempt Fund     3.32      3.37
Vanguard Long-Term Tax-Exempt Fund             3.92      3.97
Vanguard Insured Long-Term Tax-Exempt Fund     3.71      3.76
Vanguard High-Yield Tax-Exempt Fund            4.65      4.70

     The average annual total returns of each Fund (both before and after taxes, where applicable) for the one-, five-, and ten-year periods ended October 31, 2002, are set forth below:

                                   1 YEAR ENDED   5 YEARS ENDED   10 YEARS ENDED
INVESTOR SHARES                      10/31/2002      10/31/2002       10/31/2002
---------------                      ----------      ----------       ----------
VANGUARD TAX-EXEMPT MONEY
 MARKET FUND                              1.46%           3.00%            3.07%

VANGUARD SHORT-TERM
 TAX-EXEMPT FUND
 Return Before Taxes                      2.83%           3.98%            3.94%
 Return After Taxes on Distributions      2.83            3.98             3.93
 Return After Taxes on Distributions
  and Sale of Fund Shares                 2.85            3.94             3.91

VANGUARD LIMITED-TERM
 TAX-EXEMPT FUND
 Return Before Taxes                      4.05%           4.83%            4.87%
 Return After Taxes on Distributions      4.05            4.83             4.85
 Return After Taxes on Distributions
  and Sale of Fund Shares                 4.01            4.73             4.79

VANGUARD INTERMEDIATE-TERM
 TAX-EXEMPT FUND
 Return Before Taxes                      4.36%           5.42%            6.27%
 Return After Taxes on Distributions      4.32            5.38             6.16
 Return After Taxes on Distributions
  and Sale of Fund Shares                 4.49            5.31             6.05

VANGUARD LONG-TERM TAX-EXEMPT FUND
 Return Before Taxes                      5.00%           5.95%            7.05%
 Return After Taxes on Distributions      4.98            5.87             6.81
 Return After Taxes on Distributions
  and Sale of Fund Shares                 5.02            5.79             6.70

VANGUARD INSURED LONG-TERM
 TAX-EXEMPT FUND
 Return Before Taxes                      5.74%           6.20%            7.06%
 Return After Taxes on Distributions      5.54            6.09             6.85
 Return After Taxes on Distributions
  and Sale of Fund Shares                 5.42            5.97             6.72

VANGUARD HIGH-YIELD
 TAX-EXEMPT FUND
 Return Before Taxes                      3.67%           5.23%            6.66%
 Return After Taxes on Distributions      3.67            5.18             6.44
 Return After Taxes on Distributions
  and Sale of Fund Shares                 4.33            5.27             6.43

                                                       SINCE INCEPTION
                                   1 YEAR ENDED                THROUGH
ADMIRAL SHARES                       10/31/2002             10/31/2002
--------------                       ----------             ----------
VANGUARD SHORT-TERM
 TAX-EXEMPT FUND
(Inception February 12, 2001)
 Return Before Taxes                      2.88%                  3.68%

VANGUARD LIMITED-TERM
 TAX-EXEMPT FUND
(Inception February 12, 2001)
 Return Before Taxes                      4.10%                  4.93%

VANGUARD INTERMEDIATE-TERM
 TAX-EXEMPT FUND
(Inception February 12, 2001)
 Return Before Taxes                      4.41%                  5.37%

VANGUARD LONG-TERM
 TAX-EXEMPT FUND
(Inception February 12, 2001)
 Return Before Taxes                      5.06%                  6.19%

VANGUARD INSURED LONG-TERM
 TAX-EXEMPT FUND
(Inception February 12, 2001)
 Return Before Taxes                      5.80%                  6.39%

VANGUARD HIGH-YIELD
 TAX-EXEMPT FUND
(Inception November 12, 2001)
 Return Before Taxes                       N/A                   2.96%

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               T = (ERV/P)1/N - 1

  Where:

          T = average annual total return
          P = a hypothetical initial investment of $1,000 n = number of years
        ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fractional portion thereof)
Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                               T = (ATVD/P)1/N - 1

  Where:

          T  = average annual total return (after taxes on distributions)
          P = a hypothetical initial investment of $1,000 n = number of years
       ATVD = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                              T = (ATVDR/P)1/N - 1

  Where:

          T  = average annual total return (after taxes on distributions and redemption)
          P = a hypothetical initial investment of $1,000 n = number of years
      ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a)  Calculate the capital gain or loss upon  redemption by subtracting the
          tax  basis  from  the  redemption   proceeds   (after   deducting  any
          nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in each Fund's shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

  Where:

          C   = cumulative total return
          P   = a hypothetical initial investment of $1,000
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

                              INVESTMENT MANAGEMENT

The Funds receive all investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. (Vanguard), a subsidiary jointly owned by the Funds and the other funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the senior officers of the Funds.

     During the fiscal years ended October 31, 2000, 2001, and 2002, the Funds incurred expenses for investment advisory services in the following amounts:

FUND                                               2000         2001        2002
----                                               ----         ----        ----
Vanguard Tax-Exempt Money Market Fund          $849,000   $1,183,000  $1,149,000
Vanguard Short-Term Tax-Exempt Fund             220,000      222,000     339,000
Vanguard Limited-Term Tax-Exempt Fund           297,000      331,000     491,000
Vanguard Intermediate-Term Tax-Exempt Fund      921,000    1,071,000   1,269,000
Vanguard Long-Term Tax-Exempt Fund              175,000      202,000     233,000
Vanguard Insured Long-Term Tax-Exempt Fund      248,000      297,000     326,000
Vanguard High-Yield Tax-Exempt Fund             322,000      463,000     457,000

     In substance, the Funds can be viewed as a series of seven broadly diversified Funds of municipal bonds, with investment management staff responsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing such securities; and adjusting the seven Funds to meet cash inflow (or outflow), which reflects new purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of a Fund's income.

     The investment policies of each of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "turnover rate" and may involve the payment by the Fund of dealer mark-ups, underwriting commissions and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual turnover rate for the Funds is set forth under the heading "Financial Highlights" in the Vanguard Municipal Bond Funds' Prospectus. The turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the turnover rates in future years will vary significantly from the rates in recent years.

     Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. In addition, the board considers annually whether each Fund and its shareholders continue to benefit from the internalized management structure whereby the Fund receives investment management services at cost from Vanguard's Fixed Income Group. Vanguard provides the board with monthly, quarterly, and annual analyses of the Fixed Income Group's performance. In addition, Vanguard provides the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of each Fund's internalized management. Each Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund.

     When considering whether to continue the internalized management structure of each Fund, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent and quality of the services provided as well as other material facts, such as the investment performance of the fund's assets and the fair market value of services provided. The board also considers information detailing Vanguard's control of the investment expenses of each Fund, such as transaction costs, including the ways in which portfolio transactions for the Funds are conducted and brokers are selected.

     The board also reviews the investment performance of each Fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds. The following tables reflect a sample of the most recent data for each Fund:

                                                                                                                  ADVISORY FEES
                                          AVERAGE ANNUAL RETURN (BEFORE TAXES)                                  EXPRESSED AS AN
                                          ------------------------------------                                 ANNUAL EFFECTIVE
                                       1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED                           RATE OF THE FUNDS'
FUND                                     10/31/2002     10/31/2002      10/31/2002      EXPENSE RATIO        AVERAGE NET ASSETS
----                                     ----------     ----------      ----------      -------------        ------------------
VANGUARD TAX-EXEMPT MONEY
 MARKET FUND                                  1.46%          3.00%           3.07%              0.17%                     0.01%
Average Tax-Exempt Money
 Market Fund**                                0.92           2.51            2.60               0.72                      0.31

VANGUARD SHORT-TERM
 TAX-EXEMPT FUND*                             2.83%          3.98%           3.94%              0.17%                     0.01%
Average 1-2 Year Municipal
 Blend Fund**                                 2.83           3.93            3.91               0.78                      0.22
Lehman Brothers 3 Year Municipal
 Bond Index                                   4.76           5.22            5.20                N/A                       N/A

VANGUARD LIMITED-TERM
 TAX-EXEMPT FUND*                             4.05%          4.83%           4.87%              0.17%                     0.01%
Average 1-5 Year Municipal
 Blend Fund**                                 3.39           4.14            4.35               0.78                      0.31
Lehman Brothers 3 Year Municipal
 Bond Index                                   4.76           5.22            5.20                N/A                       N/A

VANGUARD INTERMEDIATE-TERM
 TAX-EXEMPT FUND*                             4.36%          5.42%           6.27%              0.17%                     0.01%
Average Intermediate Municipal
 Debt Fund**                                  4.83           5.00            5.59               0.88                      0.37
Lehman Brothers 7 Year Municipal
 Bond Index                                   6.27           6.02            6.39                N/A                       N/A

 *Information about the Fund's Admiral Shares may be found elsewhere in this Statement of Additional Information.
**Derived from data provided by Lipper Inc.

                                                                                                                  ADVISORY FEES
                                          AVERAGE ANNUAL RETURN (BEFORE TAXES)                                  EXPRESSED AS AN
                                          ------------------------------------                                 ANNUAL EFFECTIVE
                                       1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED                           RATE OF THE FUNDS'
FUND                                     10/31/2002     10/31/2002      10/31/2002      EXPENSE RATIO        AVERAGE NET ASSETS
----                                     ----------     ----------      ----------      -------------        ------------------
VANGUARD LONG-TERM
 TAX-EXEMPT FUND*                             5.00%          5.95%           7.05%              0.17%                     0.01%
Average General Municipal Debt Fund**         4.20           4.71            5.87               1.13                      0.42
Lehman Brothers 10 Year Municipal
 Bond Index                                   6.17           6.27            6.99                N/A                       N/A
VANGUARD INSURED LONG-TERM
 TAX-EXEMPT FUND*                             5.74%          6.20%           7.06%              0.18%                     0.01%
Average Insured Municipal Debt Fund**         4.72           4.97            5.90               1.21                      0.47
Lehman Brothers 10 Year Municipal
 Bond Index                                   6.17           6.27            6.99                N/A                       N/A
VANGUARD HIGH-YIELD
 TAX-EXEMPT FUND*                             3.67%          5.23%           6.66%              0.17%                     0.01%
Average High Yield Municipal Fund**           2.61           3.36            5.35               1.26                      0.50
Lehman Brothers 10 Year Municipal
 Bond Index                                   6.17           6.27            6.99                N/A                       N/A

 *Information about the Fund's Admiral Shares may be found elsewhere in this Statement of Additional Information.
**Derived from data provided by Lipper Inc.

     Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance results, and the at-cost, internalized management arrangements for each Fund, the board determined that it would be in the best interests of each Fund's shareholders to continue its internalized management arrangements.

                              FINANCIAL STATEMENTS

The Funds' financial statements as of and for the fiscal year ended October 31, 2002, appearing in the Funds' 2002 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' 2002 Annual Report to Shareholders, which may be obtained without charge.

                DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member Funds of The Vanguard Group of Investment Companies.

     MUNICIPAL BONDS--GENERAL. Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes and tax-exempt commercial papers.

     Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Funds will invest are payable on not more than 397 days' notice. Each note purchased by the Funds will meet the quality criteria set out above for the Funds.

     The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute stands of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Funds.

     The Funds may purchase municipal bonds subject to so-called "demand features." In such cases the Funds may purchase a security that is nominally long-term but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity date.

     From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     RATINGS. Excerpts from Moody's municipal bond ratings: AAA--judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; AA--judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds; together with Aaa group they comprise what are generally know as "high grade bonds"; A--possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa--considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B--lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; CAA--poor standing; may be in default or there may be present elements of danger with respect to principal and interest;
CA--speculative in a high degree; often in default; C--lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

     DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:

     MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG-2--High quality with margins of protection ample although not so large as in the preceding group.

     DESCRIPTION   OF  MOODY'S   HIGHEST   COMMERCIAL   PAPER  RATING:   PRIME-1
(P-1)--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

     EXCERPTS  FROM  STANDARD & POOR'S  CORPORATION'S  MUNICIPAL  BOND  RATINGS:
AAA--has the highest rating assigned by S & P; extremely strong capacity to pay principal and interest; AA--has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A--has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions; BBB--regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category; BB, B, CCC, CC-- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation; BB is being paid; D--in default, and payment of principal and/or interest is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     EXCERPT  FROM  STANDARD & POOR'S  CORPORATION'S  RATING OF  MUNICIPAL  NOTE
ISSUES: SP-1+--very strong capacity to pay principal and interest; SP-1--strong capacity to pay principal and interest.

     DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPERS RATINGS: A-1+--This designation indicates the degree of safety regarding timely payment is overwhelming. A-1--This designation indicates the degree of safety regarding timely payment is very strong.

     In the event that a particular obligation held by a Fund is downgraded below the minimum investment level permitted the investment policies of such Fund, the trustees and officers of the Fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objectives of the Fund.

                                                                   SAI095 022003